SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):            January 29, 2003
                                                     ---------------------------


                            HERSHEY FOODS CORPORATION
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(Exact name of registrant as specified in its charter)


        Delaware                      1-183                   23-0691590
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(State or other jurisdiction      (Commission             (I.R.S. Employer
           of incorporation)          File Number)           Identification No.)

         100 Crystal A Drive, Hershey, Pennsylvania                   17033
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             (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:          (717) 534-6799
                                                     ---------------------------






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                             Exhibit Index - Page 3


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                      INFORMATION TO BE INCLUDED IN REPORT


Item 9.  REGULATION FD DISCLOSURE
---------------------------------

On January 29, 2003, Hershey Foods Corporation (the "Corporation") announced sales and earnings for the fourth quarter and full year ended December 31, 2002. A copy of the Corporation's press release is furnished herewith as Exhibit 99.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 29, 2003


                                            HERSHEY FOODS CORPORATION



                                   By       /s/ Frank Cerminara
                                            ------------------------------------
                                            Frank Cerminara
                                            Senior Vice President,
                                            Chief Financial Officer












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                                                                   Exhibit Index


Exhibit No.       Description

       99         Hershey Foods Corporation Press Release dated January 29, 2003

























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